UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2014

Item #1. Reports to Stockholders.

INDEX	Perkins Discovery Fund

Annual Report to Shareholders

PERKINS DISCOVERY FUND

A series of
The World Funds Trust

For the Year ended
March 31, 2014

May 15, 2014

Dear Shareholders:

The fiscal year ended March 31, 2014 was a good year for the Perkins Discovery Fund. The Fund finished the period with a return of 28.94% versus 33.28% for the Wilshire U.S. Micro-Cap Index, 23.28% for the Russell 2000 Index, 28.51% for the NASDAQ Composite and 19.32% for the S&P 500 Index. On average, micro-cap stocks were up more during the period than many larger stocks. During the quarter ended March 31, 2014 the Fund was up 3.15% versus 4.17% for the Wilshire Micro-Cap.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings. During the fiscal year, we acquired 11 new holdings and disposed of 7. As a result, the portfolio expanded from 28 holdings to 32. We started the year with 98.8% invested in securities and ended with 89.6% invested.

Our three biggest gaining stocks for the year were Rockwell Medical, Inc., Coleman Cable, Inc. and Inventure Foods, Inc. Rockwell Medical is a biopharmaceutical company targeting end-stage renal disease. In addition to existing hemodialysis products, they have products in the FDA approval process for iron replacement therapy and secondary hyperparathyroidism. We purchased our holding in May of 2013 when the company was raising money to complete its clinical trials and filings. The stock was up significantly through year end and is now consolidating. We expect it to move higher with upcoming catalysts. Coleman Cable is a manufacturer of electrical and electronic wire and cable products. Originally purchased in 2010, the company was bought out in early 2014 by Southwire Company at 3.7x our cost. Inventure Foods manufactures and markets specialty food brands in the better-for-you and indulgent categories. First purchased in 2010 as the company was rolling out its new make-at-home Jamba All Natural Smoothies product line, the stock has been a very good performer. We trimmed back our holding slightly during the year but continue to hold the majority of our position.

The Fund’s three biggest losers during the year were Computer Task Group, Inc., Innerworkings, Inc., and Summer Infant, Inc. Computer Task Group is an IT consulting, management, and staffing company that has benefited from the growth of electronic medical records. We bought the holding over five years ago as the company’s fundamentals were improving and the stock had been in a basing formation for several years. It has been a good performer but has pulled back this year as weakness in hospital spending has had a temporary negative impact. InnerWorkings uses proprietary technology and databases to outsource printing services on a competitive bid basis between its customers and supplier network. Their system allows them to take over large companies’ printing business while providing them with substantial savings. We sold our position, at a profit, during the year after the unfortunate loss of a significant client due to an acquisition. Summer Infant is a designer, marketer and distributor of branded infant and juvenile products. We purchased our holding as the chart was basing after a turnaround at the company. We turned out to be early but the stock has run up recently after reporting a much improved first quarter.

The table below shows the Fund’s performance for various periods ended March 31, 2014.

Annualized Return	Perkins Discovery Fund	Wilshire US Micro-Cap Index	Russell 2000 Index	NASDAQ Composite Index	S&P 500 Index
Since 4-9-98 Inception	12.18%	8.57%	5.75%	5.37%	3.32%
Fifteen Year	11.94%	10.78%	7.48%	3.62%	2.53%
Ten Year	8.20%	6.21%	7.11%	7.73%	5.21%
Five Year	24.60%	27.29%	22.64%	22.40%	18.60%
Three Year	9.25%	14.28%	11.62%	14.72%	12.19%
One Year	28.94%	33.28%	23.28%	28.51%	19.32%

Please note that performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-8361. The fund imposes a 1.00% redemption fee on shares held less than 45 days. Performance data does not reflect the redemption fee. If it had, the returns would be reduced.

After a market bottom in March of 2009, the market has been in a cyclical uptrend, interrupted by corrections in 2010, 2011 and the most recent starting this spring, which has affected small and micro-cap companies more than large cap. Market declines are common during mid-term election years and often result in a bottom in late summer or early fall, creating a buying opportunity.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change. And, of course, we continue to monitor our holdings. Some of these will reach levels where they will be sold, even though they may continue to be good companies. Others will not work out in the way we anticipated and will be candidates to be sold. Both will be replaced with new ideas, as part of an ongoing process. We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Wilshire U.S. Micro-Cap Index represents a float adjusted, market capitalization-weighted portfolio of all stocks below the 2,500th rank by market capitalization in the Wilshire 5000 at March 31 and September 30 of each year. One cannot invest directly in an index. Please refer to the schedule of investments for more information regarding fund holdings. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

The Fund is distributed by First Dominion Capital Corp. (05/14)

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years	Fifteen Years	Since Inception
	Ended	Ended	Ended	Ended	4/9/1998 to
	3/31/2014	3/31/2014	3/31/2014	3/31/2014	3/31/2014

Perkins Discovery Fund	28.94%	24.60%	8.20%	11.94%	12.18%
S&P 500®	19.32%	18.60%	5.21%	2.53%	3.32%
NASDAQ Composite	28.51%	22.40%	7.73%	3.62%	5.37%
Russell 2000®	23.28%	22.64%	7.11%	7.48%	5.75%
Wilshire US Micro Cap	33.28%	27.29%	6.21%	10.78%	8.57%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as reprentative of the equity market in general; the Russell 2000® Index consists of the smallest 2,200 companies and a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization and the NASDAQ Composite Index is a market capitalization-weighted index that is deisgned to represent the performance of the National Market System, which includes over 5,000 traded only over-the-counter and not on an exchange. The Wilshire US Micro Cap Index is a float-adjusted, market capitalization-weighted index of the issues ranked below 2,500 by market capitalization of the Wilshire 5000 total Market Index.

THE PERKINS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
March 31, 2014

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	COMMON STOCKS	89.80%

	AMBULATORY HEALTH CARE SERVICES	3.43%
12,500	U.S. Physical Therapy, Inc.*		$432,125

	AMUSEMENT, GAMING & ENTERTAINMENT	1.59%
40,000	Lakes Entertainment, Inc.		200,000

	CHEMICAL MANUFACTURING	1.99%
150,000	Dyadic International, Inc.		223,500
7,142	Oculus Innovative Sciences, Inc.		26,925

			250,425

	COMPUTERS & ELECTRONIC MANUFACTURING	0.91%
40,000	EDAP TMS S.A. - ADR		114,400

	COMPUTER PROGRAMMING	6.74%
50,000	Computer Task Group, Inc.*		849,500

	COMPUTER SYSTEMS DESIGN & SERVICES	11.48%
30,000	Datalink Corp.		417,900
21,000	NetScout Systems, Inc.		789,180
15,000	Qumu Corp.		240,000

			1,447,080

	FINANCIAL SERVICES	1.09%
20,000	Global Cash Access Holdings, Inc.		137,200

	FOOD MANUFACTURING	7.21%
65,000	Inventure Foods, Inc.		908,700

	HEALTH CARE MANUFACURING	25.08%
25,000	Atricure, Inc.		470,250
14,000	Cardiome Pharma Corp.		110,740
30,000	Cardiovascular Systems, Inc.		953,700
30,000	DepoMed, Inc.		435,000
22,500	Echo Therapeutics Inc.		67,500
60,000	Rockwell Medical, Inc.		759,600
100,000	Uroplasty, Inc.		363,000

			3,159,790

THE PERKINS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
March 31, 2014

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	HEALTH CARE SERVICES	1.51%
55,000	NeoGenomics, Inc.		$190,850

	MANAGEMENT CONSULTING	2.57%
85,000	Hipcricket, Inc.		22,100
100,000	Insignia Systems, Inc.		302,000

			324,100

	NEWSPAPER, PERIODICAL, BOOK, AND DIRECTORY PUBLISHING	2.81%
20,000	The E.W. Scripps Co.		354,400

	OIL & GAS SERVICES	4.90%
30,000	American Eagle Energy Corp.		214,500
37,500	Synergy Resources Corp.		403,125

			617,625

	RETAILERS	2.80%
75,000	Appliance Recycling Centers of America, Inc.		227,250
60,000	Summer Infant, Inc.		125,400

			352,650

	SEMICONDUCTOR DEVICES	1.80%
50,000	MoSys, Inc.		227,000

	SOFTWARE SERVICES	10.43%
40,000	Actuate Corp.		240,800
15,000	ePlus, Inc.		836,400
50,000	GLU Mobile Inc.		237,000

			1,314,200

	TRANSPORTATION LOGISTIC SERVICES	1.45%
10,000	Echo Global Logistics, Inc.		183,200

	WATER & SEWAGE SYSEMS	2.01%
10,000	Aegion Corp.		253,100

	TOTAL COMMON STOCKS	89.80%	11,316,345

	(Cost: $7,125,186)

THE PERKINS DISCOVERY FUND
SCHEDULE OF INVESTMENTS
March 31, 2014

Number
of		% of	Fair
Shares	Security Description	Net Assets	Value

	SHORT TERM INVESTMENT	10.61%
1,337,149	Fidelity Prime Fund #690 Money Market Fund 0.00%*		$1,337,149

	(Cost: $1,337,149)
	TOTAL INVESTMENTS:
	(Cost: $8,462,335)	100.41%	12,653,494
	Liabilities net of other assets	-0.41%	(51,897)

	NET ASSETS	100.00%	$12,601,597

*Income producing (security considered income producing if at least one dividend has been paid during the last year preceding the date of the Fund’s related statement of assets and liabilities).

** Effective 7 day yield as of March 31, 2014.

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements.

THE PERKINS DISCOVERY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investments at fair value (identified cost of $8,462,335) (Note 1)	$12,653,494
Dividends and interest receivable	4,511
Prepaid expenses	9,759

TOTAL ASSETS	12,667,764

LIABILITIES
Payable for capital stock purchased	31,985
Accrued advisory fees	1,498
Accrued 12b-1 fees	7,006
Accrued custody fees	1,142
Accrued administration, transfer agent and accounting fees	3,036
Accrued professional fees	21,500

TOTAL LIABILITIES	66,167

NET ASSETS	$12,601,597

Net Assets Consist of:
Paid-in-capital applicable to 323,262 no par value shares of beneficial interest outstanding	$9,271,050
Accumulated net realized gain (loss) on investments	(860,612)
Net unrealized appreciation (depreciation) of investments	4,191,159

Net Assets	$12,601,597

NET ASSET VALUE PER SHARE
($12,601,597 / 323,262 shares outstanding)	$38.98

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
STATEMENT OF OPERATIONS
Year ended March 31, 2014

INVESTMENT INCOME
Dividend	$22,950
Interest	85

Total investment income	23,035

EXPENSES
Investment management fees (Note 2)	118,890
12b-1 fees (Note 2)	29,723
Recordkeeping and administrative services (Note 2)	28,617
Accounting fees (Note 2)	25,000
Custody fees	3,414
Transfer agent fees (Note 2)	20,210
Professional fees	40,406
Filing and registration fees (Note 2)	21,763
Trustee fees	6,287
Compliance fees	12,225
Shareholder servicing and reports	11,740
Insurance	3,129
Other	14,482

Total expenses	335,886
Management fee waivers and reimbursed expenses (Note 2)	(98,106)

Net Expenses	237,780

Net investment income (loss)	(214,745)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,930,292
Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,229,416

Net realized and unrealized gain (loss) on investments	3,159,708

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,944,963

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended		Year ended
	March 31, 2014		March 31, 2013

Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(214,745)		$(140,730)
Net realized gain (loss) on investments	1,930,292		1,595,887
Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,229,416		208,906

Increase (decrease) in net assets from operations	2,944,963		1,664,063

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	-		(146,067)

Decrease in net assets from distributions	-		(146,067)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	2,757,838		213,896
Distributions reinvested	-		141,313
Shares redeemed	(3,592,567)	(1)	(3,654,032)

Increase (decrease) in net assets from capital stock transactions	(834,729)		(3,298,823)

NET ASSETS
Increase (decrease) during year	2,110,234		(1,780,827)
Beginning of year	10,491,363		12,272,190

End of year	$12,601,597		$10,491,363

(1)Reflects redemption fees of $ 698 and $ -, respectively.

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Year Ended March 31,

	2014		2013	2012	2011		2010

Net asset value, beginning of period	$30.23		$25.99	$30.45	$23.85		$13.22

Investment activities
Net investment income (loss)(1)	(0.62)		(0.34)	0.39	(0.39)		(0.33)
Net realized and unrealized gain (loss) on investments	9.37		4.98	(4.78)	6.97		10.94

Total from investment activities	8.75		4.64	(4.39)	6.58		10.61

Distributions
Net investment income	-		(0.40)	(0.08)	-		-
Net realized gain	-		-	-	-		-

Total distributions	-		(0.40)	(0.08)	-		-

Paid-in capital from redemption fees	-		-	0.01	0.02		0.02

Net asset value, end of period	$38.98		$30.23	$25.99	$30.45		$23.85

Total Return	28.94%		18.10%	(14.37% )	27.67%		80.41%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.83%		3.18%	2.48%	2.29%		2.88%
Expenses, net of waiver	2.00%		2.00%	2.00%	2.00%		2.00%
Net investment income (loss)	(1.81%	)	(1.30% )	1.22%	(1.52%	)	(1.79%	)
Portfolio turnover rate	23.98%		12.97%	14.00%	22.00%		39.00%
Net assets, end of period (000’s)	$12,602		$10,491	$12,272	$21,586		$14,100

(1) Per share amounts calculated using the average share method.

(2) Less than $0.01 per share.

* Annualized

** Not annualized

See Notes to Financial Statements

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

The Perkins Discovery Fund* (the “Fund”) is a series of the World Funds Trust (“WFT”) which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007. The Fund was established on April 9, 1998 as a series of Professionally Managed Portfolios (“PMP”). On October 26, 2012, the Fund reorganized as a separate series of WFT.

The Fund’s objective is to seek long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the net asset value (“NAV”) per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
	Prices	Inputs	Inputs	Total
Common Stocks	$11,316,345	$-	$-	$11,316,345
Short Term Investment	1,337,149	-	-	1,337,149

	$12,653,494	$-	$-	$12,653,494

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and industry.

There were no Level 3 investments held during the year. During the year, there were no transfers between Levels 1 and 2.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has reviewed the Fund’s tax positions for each of the open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

year ended March 31, 2014, such reclassifications decreased paid-in capital and accumulated net investment loss by $214,745.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Perkins Capital Management, Inc. (“Perkins”) provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. For the year ended March 31, 2014, Perkins earned $118,890 and waived $98,106 in investment management fees. At March 31, 2014, the Advisor was due $1,498.

Perkins has contractually agreed to waive its fees and reimburse the Fund for expenses until July 31, 2015 in order to limit operating expenses to 2.00% of daily average net assets of the Fund. Fund operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”). Perkins may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the expense reimbursement is made within three years after the year in which the Advisor incurred the expense.

The total amount of recoverable reimbursements as of March 31, 2014 was $298,931 and expires as follows:

2015	$73,399
2016	127,426
2017	98,106

$298,931

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the Advisor as Distribution Coordinator of the Fund. The Plan provides that the Fund may pay a fee to the Advisor at an annual rate of up to 0.25% of average daily net assets of the Fund in consideration for distribution related services. For the year ended March 31, 2014, there were $29,723 in 12b-1 expenses incurred.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. CSS earned $28,617 in administrative fees for the year ended March 31, 2014.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended March 31, 2014, FDCC received no commissions or underwriting fees.

Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s transfer and dividend disbursing agent. CFSI earned $20,210 for its services for the year ended March 31, 2014.

Commonwealth Fund Accounting (“CFA”) is the Fund’s accounting agent. CFA earned $25,000 for its services for the year ended March 31, 2014.

Certain officers and/or an interested trustee of the Fund are also officers and/or director of FDCC, CSS, CFA and CFSI.

The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively & Associates, Inc., but he receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended March 31, 2014, aggregated $2,701,229 and $4,755,624, respectively.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

The tax character of distributions paid during the year ended March 31, 2014 and the year ended March 31, 2013, respectively, was as follows:

	Year ended	Year ended
	March 31, 2014	March 31, 2013

Distributions paid from Ordinary income	$-	$146,067

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain (loss) on investments	(860,612)
Net unrealized appreciation (depreciation) of investments	4,191,159

$3,330,547

Under the Regulated Investment Company Modernization Act of 2010 (“2010 Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the laws in effect prior to the 2010 Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the 2010 Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of March 31, 2014, the Fund has a capital loss carryforward of $860,612 available to offset future capital gains. This loss carryforward expires in 2018

As of March 31, 2014, the cost for Federal income tax purpose was $8,462,335.

Net unrealized appreciation consists of:

Gross unrealized appreciation	$5,979,394
Gross unrealized depreciation	(1,788,235)

Net unrealized appreciation	$4,191,159

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

	Year ended		Year ended
	March 31, 2014		March 31, 2013
Shares sold	81,602	$2,757,838	7,961	$213,896
Shares reinvested	-	-	5,367	141,313
Shares redeemed	(105,429)	(3,592,567)	(138,346)	(3,654,032)

Net increase (decrease)	(23,827)	$(834,729)	(125,018)	$(3,298,823)

THE PERKINS DISCOVERY FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2014 (continued)

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued and no items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of The World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of The World Funds Trust (The “Fund”), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 28, 2014

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Interested Trustees
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 68	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.	7	The World Funds, Inc.; American Growth Fund, Inc.

Mr. Pasco is an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Non-Interested Trustees
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 58	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	7	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 55	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	7	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 77	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia	7	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
			Securities (money management firm) 2003 to 2008.		Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the18 series of that trust; (all registered investment companies).
Officers who are not Trustees
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 49	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 31	Assistant Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 45	Chief Compliance Officer	Indefinite, Since August 2013 with respect to DGHM funds and since April 2014 for other WFT Funds.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPECIAL MEETING OF THE SHAREHOLDERS

On November 14, 2013, a special meeting of the shareholders of the Fund was held for the purpose of electing four Trustees to the World Funds Trust’s Board of Trustees. All of the nominees currently serve as Trustees of the Trust. All four Trustee nominations were approved by the shareholders of the Fund based on the following results:

Total Outstanding Shares:	337,427
Total Shares Voted:	136,472
Voted For:	135,480
Voted Against:	-
Abstained:	992

APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Perkins Capital Management, Inc. (the “Adviser”) supervises the investments of the Perkins Discovery Fund, (the “Fund”) a series of the World Funds Trust (the “Trust”), pursuant to an Investment Advisory Agreement (the “Agreement”) between the Adviser and the Trust with respect to the Fund. At the quarterly meeting of the Board of Trustees of the Trust (the “Board” or Trustees”) held on January 20, 2014 (the “Meeting”), the Trustees, including a majority of the Trustees who are not parties to the Agreement or “interested parties” of any such party as such term is defined under the Investment Company Act of 1940, as amended (the “Independent

Trustees”), voting separately, unanimously approved the renewal of the Agreement for a one-year period from February 1, 2014 to January 31, 2015 upon the terms and for the compensation described therein.

Counsel reviewed with the Board a memorandum from Counsel dated January 6, 2014, and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Agreement. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations by Fund management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund and/or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Adviser.

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; and its efforts to promote the Fund and grow its assets. The Trustees evaluated the Adviser’s personnel, including the education and experience of the Adviser’s personnel. The Trustees considered the expense limitation agreement in place for the Fund. After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

Investment Performance of the Fund and the Adviser.

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees also compared the short and long-term performance of the Fund with the performance of other accounts managed by the Adviser with similar objectives, strategies and holdings as those of the Fund. The Trustees noted that the Fund’s performance for the short term was higher than nearly most peers and for the longer-term was very competitive to its peers. After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

Costs of the Services to be provided and profits to be realized by the Adviser.

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee and expense ratios were on the higher range of the comparable funds. The

Trustees also recognized that the Adviser has in place an expense limitation agreement for the Fund that reduces the overall fees, including the advisory fees. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

Economies of Scale.

The Board next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until the Fund’s expenses fell below the cap set by the arrangement. Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

Adviser’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to the Adviser’s potential conflicts of interest. The Trustees considered that the Adviser utilizes soft dollars through Fund transactions and it also receives benefits from the publicity of managing a public fund. The Trustees also considered the Adviser may benefit by using the Fund as a place for smaller accounts. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, voting separately, unanimously approved the renewal of the Agreement for a one-year period from February 1, 2014 to January 31, 2015, under the terms and for the compensation described therein.

THE PERKINS DISCOVERY FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period* October 1, 2013 through March 31, 2014
Actual	$1,000	$1,147.80	$10.71
Hypothetical (5% return before expenses)	$1,000	$1,015.00	$10.05

* Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Advisor:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-17694

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent:

For more account information, wire purchase or redemptions, call or write to Perkins Discovery Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group TM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 673-0550 Toll Free.

ITEM 2.                     CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.                     AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 for 2014 and $17,500 for 2013.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2014 and $2,500 for 2013.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2014 and $0 for 2013.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Perkins Discovery Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)    NA

(c)    0%

(d)    NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                     SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                     CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                     EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: June 4, 2014

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: June 4, 2014

* Print the name and title of each signing officer under his or her signature.